Exhibit 99.2

Virtuix Secures 26th Patent, Reinforcing Leadership in 360-Degree Movement Technology

Expanding Patent Portfolio Builds Competitive Moat Across Consumer Gaming, Enterprise, and Defense Markets

AUSTIN, TEXAS – April 30, 2026 – Virtuix Inc. (NASDAQ: VTIX), a leading developer of full-body virtual reality (VR) systems, today announced that it has received a Notice of Allowance from the United States Patent and Trademark Office (USPTO) for its 26th U.S. patent, covering proprietary innovations in the mechanical design of its latest Omni One omni-directional treadmill.

The newly allowed patent reinforces Virtuix’s leadership position in full-body movement technology and expands the company’s intellectual property moat around Omni One, its most advanced platform to date that enables users to physically walk, run, crouch, and jump in 360 degrees within virtual environments. The platform has received industry recognition, including an award for Best VR Interaction Product at the 2025 Auggie Awards, reinforcing its position in the market.

Virtuix’s patent portfolio now includes 26 U.S. patents, with five additional patents pending, covering all core aspects of its locomotion technology including hardware design, motion tracking, and content integration. This growing IP position creates meaningful barriers to entry in a category that is increasingly attracting attention across gaming, industrial training, and military simulation.

“Securing our 26th patent highlights the depth of innovation behind our platform and reinforces our leadership in full-body movement technology,” said Jan Goetgeluk, CEO of Virtuix. “We are significantly ahead of any competition in this space, with a broad and defensible intellectual property portfolio that supports our accelerating growth.”

Virtuix continues to invest in research and development to advance immersive technologies that enable natural movement within virtual environments. The company’s growing patent portfolio supports its long-term strategy to scale full-body interaction across multiple high-growth markets.

About Virtuix

Virtuix Inc. (NASDAQ: VTIX) is a leading manufacturer of full-body virtual reality systems for consumer, enterprise, and defense markets. The company’s premier portfolio of “Omni” omni-directional treadmills enables players to walk and run in 360 degrees inside video games and other virtual reality applications. With a commitment to innovation, Virtuix continues to push the boundaries of XR and AI, delivering immersive experiences to users worldwide. For more information, visit virtuix.com.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the uncertainties related to market conditions and the completion of the initial public offering on the anticipated terms or at all, and other factors discussed in the “Risk Factors” section of the registration statement filed with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

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Company Contact

Lauren Premo

Virtuix Inc.

press@virtuix.com

Investor Relations Contact

Chris Tyson

MZ Group

Direct: 949-491-8235

VTIX@mzgroup.us